EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fairway Group Holdings Corp. (the “Company”) on Form 10-K for the period ending March 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward C. Arditte, Co- President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward C. Arditte
Edward C. Arditte
Co-President and Chief Financial Officer
May 29, 2014

A signed copy of this original statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff on request.